Filed pursuant to Rule 497(e)
File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated September 11, 2012 to

GMO Series Trust Prospectus and Statement of Additional Information,

each dated August 31, 2012

Management of the Trust

Effective immediately, Ben Inker and Sam Wilderman are the Senior Members and Co-Directors of the Asset Allocation Division of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), and Thomas Hancock and David Cowan are the Senior Members and Co-Directors of the Quantitative Equity Division of GMO. Previously, Mr. Cowan provided research and portfolio management services to GMO’s quantitative equity portfolios since 2006. All references to the “Senior Members” of the Asset Allocation Division and the Quantitative Equity Division in the Prospectus and Statement of Additional Information are amended to reflect the foregoing.

GMO Global Asset Allocation Series Fund

The reference to the benchmark of GMO Global Asset Allocation Series Fund that appears in the Average Annual Total Returns table on page 69 of the Prospectus is amended to “GMO Global Asset Allocation Index.”